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                                                                   EXHIBIT 10.21

                              NEW GRANCARE, INC.
                            Annual Incentive Plan,
                         Long Term Incentive Plan and
                           Stockholder Value Program


                               I.  Introduction

          1.1.  Purpose.  The purpose of this Plan is to recruit and retain
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highly qualified executives and other employees, to incentivize such individuals to attain the goals of the Company and its Subsidiaries and to provide the employees of the Company and its Subsidiaries with incentive compensation based on the performance of the Company in order to enhance shareholder value.

          1.2.  Description.  This Plan is the means by which the Committee (or
                -----------
the committee which administers the 1996 Stock Incentive Plan with respect to grants under that plan) shall determine annual incentive bonuses and effect and implement awards under the 1996 Stock Incentive Plan for each participating employee hereunder.

          1.3.  Definitions.  As used in this Plan, capitalized terms shall have
                -----------
the same meaning as that ascribed to them under the 1996 Stock Incentive Plan. In addition, the following terms shall have the following meanings:

          "Affiliate" means (a) an entity that directly or through one or more
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intermediaries is controlled by the Company, and (b) any entity in which the
Company has a significant equity interest, as determined by the Company.

          "Annual Incentive Bonus" means the bonus payable with respect to a
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fiscal year of the Company, determined in accordance with Article III hereof.

          "Base Compensation" means the base rate of salary payable to a
           -----------------
Participant as most recently reflected on the books and records of the Company or a Subsidiary, exclusive of bonus, commission, fringe benefits, employee benefits, expense allowances and other nonrecurring forms of remuneration.

          "1996 Stock Incentive Plan" means the New GranCare, Inc. 1996 Stock
           -------------------------
Incentive Plan, as in effect and as amended from time to time.

          "Participant" means an employee of the Company or any Subsidiary
           -----------
meeting the requirements of Section 2.2 hereof, who is selected to participate in the Plan by the Committee.

          "Performance Unit" means an award under the Plan, the value of which
           ----------------
is measured by the performance of the Company on Total Shareholder Return over a three fiscal year period (a "Performance Period"), which award shall not be transferable by the Participant other than in accordance with the laws of descent and distribution and which shall remain subject to forfeiture until vested in accordance with Article V.
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          "Plan" means the New GranCare, Inc. Annual Incentive Plan, Long Term
           ----
Incentive Plan and Stockholder Value Program, as in effect and as amended from time to time.

          "Restricted Stock" means shares of Stock awarded to a Participant in
           ----------------
conjunction with the Plan which shall not be transferable by the Participant other than in accordance with the laws of descent and distribution and which shall remain subject to forfeiture until vested in accordance with Article III or Article V, as applicable.

          "Stock Option" means an option to acquire shares of Stock awarded to a
           ------------
Participant in conjunction with the Plan which shall not be transferable by the Participant other than in accordance with the laws of descent and distribution and which shall remain subject to forfeiture until vested in accordance with
Article IV.

          "Subsidiary" means any corporation of which the Company owns, directly
           ----------
or indirectly, more than 50% of the voting power of all classes of voting securities of such corporation.

          "Total Shareholder Return" (or "TSR") means the return on a $1
           ------------------------
investment as of the beginning of the Performance Period, including the reinvestment of dividends and other distributions. For this purpose any distribution or dividend in a form other than cash shall be valued at its fair market value as of the date of distribution.

          1.4.  Administration.  The administration and operation of the Plan
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shall be supervised by the Committee with respect to all matters.  The Committee may delegate responsibility for the day to day administration and operation of the Plan to such employees of the Company as it shall designate from time to time. The Committee shall interpret and construe any and all provisions of the Plan and any determination made by the Committee under the Plan shall be final and conclusive. Neither the Board of Directors nor the Committee, nor any member of the Board of Directors, nor any employee of the Company shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan (other than acts of willful misconduct) and the members of the Board of Directors and the Committee and the employees of the Company shall be entitled to indemnification and reimbursement by the Company to the maximum extent permitted at law in respect of any claim, loss, damage or expense (including counsel's fees) arising from their acts, omissions and conduct in their official capacity with respect to the Plan.

                              II.  Participation

          Each employee of the Company or its Subsidiaries holding a position of Chief Executive Officer, President, Executive Vice President, Divisional President, Corporate Senior Vice President, Corporate Vice President, Senior Division Staff, Division Operation Vice President or any other employee of the Company or its Subsidiaries who the Committee selects for participation in the Plan, shall be eligible to receive awards under the Plan.

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                        III.  Annual Incentive Program

          3.1.  Establishment of Performance Goals.  Within the first ninety
                ----------------------------------
(90) days of each fiscal year of the Company, the Committee shall establish earnings per share ("EPS") goals for the Company and goals for earnings before interest, taxes, depreciation, amortization and rents ("EBITDAR") for each division, region and facility of the Company and its Subsidiaries. The Committee shall establish goals for each such performance criteria for threshold performance, target performance and superior performance.

          3.2.  Annual Incentive Bonus.  The Committee may established
                ----------------------
percentages of each eligible Participant's Base Compensation to be paid as an Annual Incentive Bonus under this Article III upon the attainment of the target level of performance determined by the Committee in accordance with the provisions of Section 3.1 hereof. The Committee may allocate percentages of each Participant's Annual Incentive Bonus to EPS goals and/or EBITDAR goals for a division or region, or any combination thereof as the Committee determines is appropriate for the Participant. In the case of Divisional Presidents, 50% of the targeted Annual Incentive Bonus shall be based on the Company's earnings per share performance goal and 50% of the targeted Annual Incentive Bonus on the EBITDAR performance goal attributable to the division of the Company and its subsidiary of the Company for which the Divisional President has responsibility. In the case of the Chief Executive Officer, Presidents, and Executive Vice Presidents, the Annual Incentive Bonus shall be based solely on EPS goals. The portion of the Annual Incentive Bonus payable with respect to the attainment of a performance goal is based on the following schedule:

                                                Percentage of Target
                                               Annual Incentive Bonus
          Actual Performance                (or portion thereof) Payable
          ------------------                ----------------------------

          Threshold, but less than Target               50%
          Target, but less than Superior               100%
          Superior or better                           150%

The Committee may reduce, but not increase, the Annual Incentive Bonus payable to a Participant based upon the Committee's determination of the individual performance of such Participant. In no event shall the amount of the Annual Incentive Bonus payable to any Participant attributable to a fiscal year exceed $600,000.

          3.3.  Determination of Achievement of Performance Goals.  The
                -------------------------------------------------
Committee shall certify the level of achievement of the performance goals as soon as practical after the end of the fiscal year for which the determination is being made.

          3.4.  Payment of Annual Incentive Bonus.
                ---------------------------------

                (a) As soon as practical after the expiration of each fiscal year of the Company, Participants who remained employed until the last day of the fiscal year or who died, became disabled or were terminated without Cause during such period, shall

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     be entitled to receive the Annual Incentive Bonus determined in accordance with this Article III. Unless a Participant makes an election in accordance with Subsection (b) hereof, payment of Annual Incentive Bonus shall be made in cash. As used herein, "Cause" shall include
     (i) misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the making of any unauthorized use or disclosure of confidential information or trade secrets of the corporation or its parent or subsidiary corporations.

                (b) Within the first ninety (90) days of each fiscal year of the Company, a Participant may elect to have payment of his or her Annual Incentive Bonus made in shares of Stock having a Fair Market Value equal to 125% of the value of the Annual Incentive Bonus otherwise payable to the Participant. Any payment in shares of Stock shall be in the form of a Restricted Stock award under Section 4 of the 1996 Stock Incentive Plan. Such Restricted Stock award will be subject to forfeiture in the event that the Participant terminates Service with the Company and its Subsidiaries prior to the third anniversary of the end of the fiscal year for which the Annual Incentive Bonus was otherwise payable, for any reason other than death, disability (within the meaning of the 1996 Stock Incentive Plan) or without Cause. As used herein, "Cause" shall have the same meaning ascribed to it in Section 3.4(a).

                (c) Notwithstanding anything contained herein to the contrary, in the event of a Change of Control, the Annual Incentive Bonus will be settled in cash, regardless of any election to the contrary made by the Participant pursuant to Subsection (b). In addition, in the event of the occurrence of a Change of Control, all shares of Stock issued pursuant to this Section III shall, notwithstanding the provisions of Section 3.4(b), be and become fully vested and nonforfeitable.

                (d) All Restricted Stock Awards made under the Plan shall contain such other terms and conditions not inconsistent with the terms of the 1996 Stock Incentive Plan, as the Committee shall from time to time determine. In the event of any inconsistency between the Plan and the 1996 Stock Incentive Plan, the 1996 Stock Incentive Plan shall control.

                           IV.  Stock Option Program


     4.1. Number of Shares Subject to Stock Option Awards.
          -----------------------------------------------

          (a) The Committee shall establish target percentages of Base Compensation for each position eligible for a nonqualified Stock Option Award under the Plan. The Committee may modify such target percentages from time to time as it, in its sole discretion, determines. As of the effective date of the Plan and as of the first day of each fiscal year during which this Plan is in effect, an eligible Participant shall receive a non-qualified Stock Option under Section 3 of the 1996 Stock Incentive Plan, as the Committee may determine, for that number of shares of Stock (rounded to the nearest whole share) equal to the result obtained by multiplying the applicable target percentage

                                      -4-
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     for the Participant's position by the Participant's Base Salary and dividing that result by the then current Factor, as determined in accordance with Subsection (b) hereof.

          (b) For purposes of this Section 4.1, the Factor used to determine the number of shares of Stock subject to a Stock Option shall initially be determined in 1997 and shall equal one third of the lowest quoted closing price of the Stock as of the date prior to the date grants of Stock Options are made under the Plan in 1997. Such Factor shall be utilized for all succeeding fiscal years until redetermined in accordance with the succeeding sentence. The Factor shall be redetermined as of the third fiscal year beginning after the effective date of the Plan and each third fiscal year thereafter and shall equal one-third of the lowest quoted closing price of the Stock as of the date prior to the date grants of Stock Options are made under the Plan in the year of redetermination.

     4.2. Basic Terms of Stock Option Awards.  All Stock Option awards made
          ----------------------------------
under the Plan shall contain such terms and conditions not inconsistent with the terms of the 1996 Stock Incentive Plan, as the Committee shall from time to time determine. In the event of any inconsistency between the Plan and the 1996 Stock Incentive Plan, the 1996 Stock Incentive Plan shall control. Notwithstanding the foregoing, all Stock Option awards under the Plan shall provide that:

          (a) the exercise price for each share of Stock shall be its Fair Market Value as of the date of grant;

          (b) the Stock Option awards shall become vested and exercisable to the extent of one-third of the number of shares of Stock subject to the award after each anniversary date of the award, provided, that the optionee is still an employee of the Company as of that date; and

          (c) notwithstanding Subsection (b) hereof, in the event of a Participant's termination of Service with the Company and Subsidiaries due to his or her death, disability (within the meaning of the applicable stock plan) or termination of employment without Cause, or in the event of the occurrence of a Change of Control, the Stock Option shall become fully vested and immediately exercisable. As used herein, "Cause" shall have the same meaning ascribed to it in Section 3.4(a).

                         V.  Stockholder Value Program

     5.1. Number of Performance Unit Awards.  As of the commencement of each
          ---------------------------------
performance period designated by the Committee, each eligible Participant shall be granted a Performance Unit Award for that number of Performance Units as the Committee shall determine. In no event shall an Participant receive more than 4,000 Performance Units with respect to any particular performance period.

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     5.2. Value of Performance Units.
          --------------------------

          (a) Each Performance Unit subject to a Performance Unit Award shall have a value that is determined based upon the percentile ranking of the Company, as of the end of the performance period for which the award was granted, on Total Shareholder Return relative to the peer group selected by the Committee. Each performance period shall have a duration of three fiscal years. The first performance period shall commence as of the effective date of this Plan and subsequent performance periods shall commence as of the first day of each fiscal year of the Company while this Plan is in force. The Committee shall select the identity of the peer group within the first ninety (90) days of each performance period. The value of a Performance Unit will be based on the following schedule:

          TSR Percentile                 Performance Unit Value
          --------------                 ----------------------
          Less than 50                               0
               50                               $  500
               55                               $  750
               60                               $1,000
               65                               $1,300
               70                               $1,600
               75                               $1,950
               80                               $2,300
               85                               $2,650
           90 or more                           $3,000

     Unit values will be interpolated for percentile ranks falling between those listed.

     5.3. Determination of Achievement of Performance Goals.  The Committee
          -------------------------------------------------
shall certify the TSR Percentile as soon as practical after the end of the performance period for which the determination is being made.

     5.4. Payment of Performance Units.
          ----------------------------

          (a) As soon as practical after the expiration of a performance period, Participants who remained employed until the last day of the performance period for which the Performance Unit Award was granted or who died, became disabled or were terminated without Cause during such period, shall be entitled to receive the value as of the last day of the performance period of the Performance Units subject to such award, as determined in accordance with Section 4.2 hereof. Unless a Participant makes an election in accordance with Subsection (b) hereof, payment of the value of a Performance Unit Award shall be made in cash. As used herein, "Cause" shall have the same meaning ascribed to it in Section 3.4(a).

          (b) Within the first ninety (90) days of each performance period, a Participant may elect to have payment of the value of any Performance Unit Award made in shares of the Stock having a Fair Market Value equal to 125% of the value of the Performance Units for which payment is to be made. Any payment in shares of Stock shall be in the form of a Restricted Stock award under Section 4 of the 1996 Stock Incentive Plan. Such Restricted Stock Award will be subject to forfeiture in the event that the Participant terminates Service with the Company and its Subsidiaries prior to the third anniversary of the end of the performance period for which payment under this Article V was to be made, for any reason other than death, disability (within the meaning of the 1996 Stock Incentive Plan) or without Cause. As used herein, "Cause" shall have the same meaning ascribed to it in Section 3.4(a).

          (c) Notwithstanding anything contained herein to the contrary, in the event of a Change of Control all Performance Units will become vested and nonforfeitable. The performance period will be deemed to have ended on the date of the Change of Control and Performance Unit Awards will be settled in cash, regardless of any election to the contrary made by the Participant pursuant to Subsection (b). The value of the Performance Unit Award payable to each Participant shall be equal to the value determined in accordance with Section 5.2 hereof, calculated as of the date of the Change of Control based on the Total Shareholder Return as of that date, times a fraction, the numerator of which shall be the number of full and fractional months elapsed from the commencement of the performance period until the Change of Control, and the denominator of which shall be 36 months. In addition, in the event of the occurrence of a Change of Control, all shares of Stock issued pursuant to this Section V shall, notwithstanding the provisions of Section 5.3(b), be and become fully vested and nonforfeitable.

          (d) All Restricted Stock Awards made under the Plan shall contain such other terms and conditions not inconsistent with the terms of the 1996 Stock Incentive Plan, as the Committee shall from time to time determine. In the event of any inconsistency between the Plan and the 1996 Stock Incentive Plan, the 1996 Stock Incentive Plan shall control.

                            VI.  General Provisions

     6.1. Amendment and Termination.  The Committee may at any time amend,
          -------------------------
suspend, discontinue or terminate the Plan; provided, however, that no such amendment, suspension, discontinuance or termination shall adversely affect the rights of any Participant with respect to any Stock Option, Performance Unit or Restricted Stock award without his consent. All determinations concerning the interpretation and application of this Section 5.1 shall be made by the Committee.

     6.2. Designation of Beneficiary.  Each Participant who receives Restricted
          --------------------------
Stock may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments to be made following the Participant's death. Such designation may be changed or cancelled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made on a form provided for that purpose by the plan administrator and shall not be effective until received by the plan administrator. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant's spouse or, if no such spouse shall survive the Participant, the Participant's estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be made in equal shares, unless the Participant has designated otherwise.

     6.3. Miscellaneous.
          -------------

          (a) No Right of Continued Employment.  Nothing in this Plan shall be
              --------------------------------
     construed as conferring upon any employee any right to continue in the employment of the Company or any of its subsidiaries or Affiliates.

          (b) No Limitation on Corporate Actions.  Nothing contained in the Plan
              ----------------------------------
     shall be construed to prevent the Company or any subsidiary or Affiliate from taking any corporate action which is deemed by it to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any awards made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any of its subsidiaries or Affiliates as a result of any such action.

          (c) Nonalienation of Benefits.  Except as expressly provided herein,
              -------------------------
     no employee or his beneficiaries shall have the power or right to transfer, anticipate, or otherwise encumber the employee's interest under the Plan. The Company's obligations under this Plan are not assignable or transferable except to a corporation which acquires all or substantially all of the assets of the Company or any corporation into which the Company may be merged or consolidated. The provisions of the Plan shall inure to the benefit of each employee and his beneficiaries, heirs, executors, administrators or successors in interest.

          (d) Severability.  If any provision of this Plan is held
              ------------
     unenforceable, the remainder of the Plan shall continue in full force and effect without regard to such unenforceable provision and shall be applied as though the unenforceable provision were not contained in the Plan.

          (e) Governing Law.  The Plan shall be construed in accordance with and
              -------------
     governed by the laws of the State of Delaware, without reference to the principles of conflict of laws.

          (f) Headings.  Headings are inserted in this Plan for convenience of
              --------
     reference only and are to be ignored in a construction of the provisions of the Plan.



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

                                        NEW GRANCARE, INC.


Dated:                                  By: /s/ Evrett W. Benton
      --------------------------           ------------------------------

                                        Title: Vice President
                                              ---------------------------

Attest: /s/ M. Henry Day, Jr.
       -------------------------

Title: Assistant Secretary
      --------------------------

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